EQUIPMENT LEASE AGREEMENT Agreement Number 517984 Federal Tax ID # 74-3032742

This document was written in "Plain English". The words YOU and YOUR refer to the customer. The words WE, US and OUR refer to the Lessor. Every attempt has been made to eliminate confusing language and create a simple, easy-to-read document.

CUSTOMER INFORMATION

TEXAS PROTOTYPES INC
FULL LEGAL NAME OF CUSTOMER D/B/A

1299 COMMERCE DR — STREET ADDRESS; RICHARDSON — CITY; TX — STATE; 75081 — ZIP; (214) 575-9300 — PHONE

TEXAS PROTOTYPES INC — BILLING NAME (IF DIFFERENT FROM ABOVE); 1299 COMMERCE DR — BILLING STREET ADDRESS

RICHARDSON — CITY; TX — STATE; 75081 — ZIP; (214) 575-9300 — PHONE

EQUIPMENT LOCATION (IF DIFFERENT FROM ABOVE)

SUPPLIER INFORMATION

See Schedule A
NAME OF SUPPLIER STREET ADDRESS

CITY STATE ZIP PHONE

QUANTITY	ITEM DESCRIPTION	MODEL NO.	SERIAL
	See Schedule A		

RENTAL TERMS	RENTAL PAYMENT AMOUNT	SECURITY DEPOSIT
Term in months 36 (MOS.) Rent Commencement Date:	36 Payments of $ 2,140.61 (Plus applicable taxes) Rental Payment Period is MONTHLY Unless Otherwise Indicated	$ RECEIVED

END OF LEASE OPTIONS: You will have the following options at the end of the original term, provided the lease has not terminated early and no event of default under the lease has occurred and is continuing.
1. Purchase the equipment for fair market value. 2. Renew the lease per Paragraph 1. 3. Return the equipment as provided in Paragraph 6 of this lease.

THIS IS A NONCANCELABLE/IRREVOCABLE LEASE, THIS LEASE CANNOT BE CANCELLED OR TERMINATED.

TERMS AND CONDITIONS (THIS LEASE AGREEMENT CONTAINS PROVISIONS SET FORTH ON THE REVERSE SIDE, ALL OF WHICH ARE MADE PART OF THIS LEASE AGREEMENT)

1. LEASE AGREEMENT: You agree to lease from us the personal property described under "ITEM DESCRIPTION" and as modified by supplements to this Master Agreement

(Continued on back)

LESSOR ACCEPTANCE

DATED:

LESSOR: US BANCORP MANIFEST FUNDING SERVICES

SIGNATURE: X

TITLE:

CUSTOMER ACCEPTANCE

DATED: 6/15/05

CUSTOMER: TEXAS PROTOTYPES INC

SIGNATURE: X MICHAEL C SHORES

TITLE: CEO

ACCEPTANCE OF DELIVERY

You certify that all the equipment listed above has been furnished, that delivery and installation has been fully completed and satisfactory. Further, all conditions and terms of this agreement have been reviewed and acknowledged. Upon your signing below, your promises herein will be irrevocable and unconditional in all respects. You understand and agree that we have purchased the equipment from the supplier, and you may contact the above supplier for your warranty rights, if any, which we transfer to you for the term of this lease. Your approval as indicated below of our purchase of the equipment from supplier is a condition precedent to effectiveness of this lease.

Date of Delivery — TEXAS PROTOTYPES INC Customer — X Signature: MICHAEL C SHORES — CEO Title

GUARANTY

As additional inducement for us to enter into the Agreement, the undersigned ("you"), jointly and severally, unconditionally personally guarantees that the customer will make all payments and meet all obligations required under this Agreement and any supplements fully and promptly. You agree that we may make other arrangements including compromise or settlement with the customer and you waive all defenses and notice of those changes and will remain responsible for the payment and obligations of this Agreement. We do not have to notify you if the customer is in default. If the customer defaults, you will immediately pay in accordance with the default provision of the Agreement all sums due under the terms of the Agreement and will perform all the obligations of the Agreement. If it is necessary for us to proceed legally to enforce this guaranty, you expressly consent to the jurisdiction of the court set out in paragraph 15 and agree to pay all costs, including attorneys fees incurred in enforcement of this guaranty. It is not necessary for us to proceed first against the customer or the Equipment before enforcing this guaranty. By signing this guaranty, you authorize us to obtain credit bureau reports for credit and collection purposes.

X — Signature; MICHAEL C SHORES — Print Name of Guarantor; 6/15/05 — Date

0326

from time to time signed by you and us (such property and any upgrades, replacements and additions referred to as "Equipment") for business purposes only. You agree to all of the terms and conditions contained in this Agreement and any supplement, which together are a complete statement of our Agreement regarding the listed equipment ("Agreement") and supersedes any purchase order or outstanding invoice. This Agreement may be modified only by written agreement and not by course of performance. This Agreement becomes valid upon execution by us and will begin on the rent commencement date shown and will continue from the first day of the following month for the number of consecutive months shown. You also agree to pay to Lessor interim rent. Interim rent shall be in an amount equal to 1/30th of the monthly rental, multiplied by the number of days between the rent commencement date and the first payment due date. The term will be extended automatically for successive 12 month terms unless you send us written notice you do not want it renewed at least thirty (30) days before the end of any term. If any provision of this Agreement is declared unenforceable in any jurisdiction, the other provisions herein shall remain in full force and effect in that jurisdiction and all others. THE BASE RENTAL PAYMENT SHALL BE ADJUSTED PROPORTIONATELY UPWARD OR DOWNWARD TO COMPLY WITH THE TAX LAWS OF THE STATE IN WHICH THE EQUIPMENT IS LOCATED. Equipment located in various states is subject to sales tax laws which require that tax be paid up front. You authorize us to advance tax and increase your monthly payment by an amount equal to the current tax percentage applied to the monthly rental shown above.

2. RENT: Rent will be payable in installments, each in the amount of the basic lease payment shown plus any applicable sales tax, use tax, plus 1/12th of the amount estimated by us to be personal property tax on the Equipment for each year of this Agreement. We will have the right to apply all sums, received from you, to any amounts due and owed to us under the terms of this Agreement. In the event this Agreement is not commenced, the security deposit will be retained by us to compensate us for our documentation, processing and other expenses. If for any reason, your check is returned for nonpayment, a $20.00 bad check charge will be assessed.

3. COMPUTER SOFTWARE: Notwithstanding any other terms and conditions of the Agreement, you agree that as to software only: a) We have not had, do not have, nor will have any title to such software, b) You have executed or will execute a separate software license agreement and we are not a party to and have no responsibilities whatsoever in regards to such license agreement, c) You have selected such software and as per Agreement paragraph 5, WE MAKE NO WARRANTIES OF MERCHANTABILITY, DATA ACCURACY, YEAR 2000 COMPLIANCE, SYSTEM INTEGRATION OR FITNESS FOR USE AND TAKE ABSOLUTELY NO RESPONSIBILITY FOR THE FUNCTION OR DEFECTIVE NATURE OF SUCH SOFTWARE.

4. OWNERSHIP OF EQUIPMENT: We are the owner of the Equipment and have sole title to the Equipment (excluding software). You agree to keep the equipment free and clear of all liens and claims.

5. WARRANTY DISCLAIMER: WE MAKE NO WARRANTY EXPRESS OR IMPLIED, THAT THE EQUIPMENT IS FIT FOR A PURPOSE OR THAT THE EQUIPMENT IS MERCHANTABLE. YOU AGREE THAT YOU HAVE SELECTED THE SUPPLIER AND EACH ITEM OF EQUIPMENT BASED UPON YOUR OWN JUDGMENT AND DISCLAIM ANY RELIANCE UPON ANY STATEMENTS OR REPRESENTATIONS MADE BY US OR ANY SUPPLIER. WE DO NOT TAKE RESPONSIBILITY FOR THE INSTALLATION OR PERFORMANCE OF THE EQUIPMENT. THE SUPPLIER IS NOT AN AGENT OF OURS AND NOTHING THE SUPPLIER STATES CAN AFFECT YOUR OBLIGATION UNDER THE LEASE. YOU WILL CONTINUE TO MAKE ALL PAYMENTS UNDER THIS AGREEMENT REGARDLESS OF ANY CLAIM OR COMPLAINT OF NON PERFORMANCE AGAINST SUPPLIER. WE HAVE NO RESPONSIBILITY FOR ANY MAINTENANCE OR SUPPORT TO BE SUPPLIED BY SUPPLIER.

6. LOCATION OF EQUIPMENT/USE: You will keep and use the Equipment only at your address shown above and you agree not to move it unless we agree to it. At the end of the Agreement's term, you will return the Equipment to a location we specify at your expense, in retail resaleable condition, full working order, and in complete repair. You shall at your expense, use, maintain and keep the Equipment in good operating order in the manner for which it was designed and intended.

7. LOSS OR DAMAGE: You are responsible for the risk of loss or for any destruction of or damage to the Equipment. No such loss or damage relieves you from the payment obligations under this Agreement. You agree to promptly notify us in writing of any loss or damage and you will then pay to us the total of all unpaid lease payments for the full lease term plus the estimated fair market value of the Equipment at the end of the originally scheduled term, all discounted at six percent (6%) per year. Any proceeds of insurance will be paid to us and credited, at our option, against any loss or damage.

8. COLLATERAL PROTECTION AND INSURANCE: You agree to keep the equipment fully insured against loss with us as loss payee in an amount not less than the replacement cost until this Agreement is terminated. You also agree to obtain a general public liability insurance policy from anyone who is acceptable to us and to include us as an insured on the policy. You agree to provide us certificates or other evidence of insurance acceptable to us, before this Agreement begins or, we will enroll you in our property damage coverage program and bill you a property damage surcharge as a result of our increased administrative costs and credit risk. As long as you are current at the time of the loss (excluding losses resulting from acts of god), the replacement value of the equipment will be applied against any loss or damage as per paragraph 7. You must be current to benefit from this program. NOTHING IN THIS PARAGRAPH WILL RELIEVE YOU OF YOUR RESPONSIBILITY FOR LIABILITY INSURANCE COVERAGE ON THIS EQUIPMENT.

9. INDEMNITY: We are not responsible for any loss or injuries caused by the installation or use of the Equipment. You agree to hold us harmless and reimburse us for loss and to defend us against any claim for losses or injury caused by the Equipment.

10. TAXES AND FEES: You agree to pay when due all taxes (including personal property tax, fines and penalties) and fees relating to this Agreement or the Equipment. If we pay any of these fees or taxes for you, you agree to reimburse us and to pay us a processing fee for each payment we make on your behalf. In addition, you agree to pay us any filing fees prescribed by the Uniform Commercial Code or other law and reimburse us for all costs and expenses involved in documenting and servicing this transaction. You further agree to pay us up to $150.00 on the date the first lease payment is due to cover the expense of originating the Agreement.

11. ASSIGNMENT: YOU HAVE NO RIGHT TO SELL, TRANSFER, ASSIGN OR SUBLEASE THE EQUIPMENT OR THIS You understand that we, without prior notice, have the right to assign this Agreement to a financing source for financing purposes without your consent to such assignment. You understand that our assignee will have the same rights and benefits but they do not have to perform any of our obligations. You agree that the rights of assignee will not be subject to any claims, defenses, or setoffs that you may have against us.

12. DEFAULT AND REMEDIES: If you do not pay any lease payment or other sum due to us or other party when due or if you break any of your promises in the Agreement or any other Agreement with us, you will be in default. If any part of a payment is late, you agree to pay a late charge of 15% of the payment which is late or if less, the maximum charge allowed by law. If you are ever in default, we may retain your security deposit and at our option, we can terminate or cancel this Agreement and require that you pay (1) the unpaid balance of this Agreement (discounted at 6%); (2) the amount of any purchase option and if none is specified, 20% of the original equipment cost which represents our anticipated residual value in the equipment; (3) and return the equipment to us to a location designated by us. We may recover interest on any unpaid balance at the rate of 8% per annum. We may also use any of the remedies available to us under Article 2A of the Uniform Commercial Code as enacted in the State of Minnesota or any other law. If we refer this Agreement to an attorney for collection, you agree to pay our reasonable attorney's fees and actual court costs. If we have to take possession of the equipment, you agree to pay the cost of repossession. The net proceeds of the sale of any repossessed Equipment will be credited against what you owe us under this Agreement. YOU AGREE THAT WE WILL NOT BE RESPONSIBLE TO PAY YOU ANY CONSEQUENTIAL OR INCIDENTAL DAMAGES FOR ANY DEFAULT BY US UNDER THIS AGREEMENT. You agree that any delay or failure to enforce our rights under this Agreement does not prevent us from enforcing any rights at a later time. It is further agreed that your rights and remedies are governed exclusively by this Agreement and you waive lessee's rights under Article 2A (508-522) of the UCC.

13. UCC FILINGS: You grant us a security interest in the equipment if this agreement is deemed a secured transaction and you authorize us to record a UCC-1 financing statement or similar instrument, and appoint us your attorney-in-fact to execute and deliver such instrument, in order to show our interest in the Equipment.

14. SECURITY DEPOSIT: The security deposit is payable upon execution and is non interest bearing and is to secure your performance under this Agreement. Any security deposit made may be applied by us to satisfy any amount owed by you, in which event you will promptly restore the security deposit to its full amount as set forth above. If all conditions herein are fully complied with and provided you have not ever been in default of this Agreement per paragraph 12, the security deposit will be refunded to you after the return of the equipment in accordance with paragraph 6.

15. LAW: This Agreement shall be deemed fully executed and performed in the State of Minnesota or in the home state of whoever holds the Lessor's interest as it may be assigned from time to time per paragraph 11. This Agreement shall be governed by and construed in accordance with the laws of the State of Minnesota or the laws of the home state of Lessor's assignee. You expressly and unconditionally consent to the jurisdiction and venue of any court in the State of Minnesota and waive right to trial by jury for any claim or action arising out of or relating to this Agreement or the Equipment. Furthermore, you waive the defense of Forum Non Conveniens.

16. LESSEE GUARANTY: You agree to submit the original master lease documents with the security deposit to Lessor or its assignee via overnight courier the same day of the facsimile transmission of the lease documents. Should we fail to receive these originals, you agree to be bound by the faxed copy of this agreement with appropriate signatures on the document. Lessee waives the right to challenge in court the authenticity of a faxed copy of this agreement and the faxed copy shall be considered the original and shall be the binding agreement for the purpose of any enforcement action under paragraph 12.

X [signature] CEO

Signature MICHAEL C SHORES Title

0272

PERSONAL GUARANTY

To induce US BANCORP MANIFEST FUNDING SERVICES ("Lessor") to lease equipment TEXAS PROTOTYPES INC (the pursuant to Lease No. 517984 or pursuant to Master Lease No. ______ and all Supplements thereto (cross out and complete as required) (the "Lease").

1. The undersigned hereby absolutely and unconditionally guarantees to Lessor full and prompt payment and performance when due of each and every obligation of Lessee under the Lease.
2. The undersigned hereby waives (i) notice of the acceptance hereof by Lessor and of the creation and existence of the Lease and (ii) any and all defenses otherwise available to a guarantor or accommodation party.
3. This Guaranty is absolute and unconditional, and the liability of the undersigned hereunder shall not be affected or impaired in any way by any of the following; each of which Lessor may agree to without the consent of the undersigned: (a) any extension or renewal of the Lease whether or not for longer than the original period; (b) any change in the terms of payment or other terms of the Lease or any collateral therefor or any exchanged, release of, or failure to obtain any collateral therefor, (c) any waiver or forbearance granted to Lessee or any other person Liable with respect to the Lease or any release of, compromise with, or failure to assert rights against Lessee or any such other person; and (d) the application or failure to apply in any particular manner any payments or credits on the Lease or any other obligation Lessee may owe to Lessor.
4. Lessor shall not be required before exercising and enforcing its rights under the Guaranty first to resort for payment under the Lease to Lessee or to any other person or to any collateral. The undersigned agrees not to obtain reimbursement or payment from Lessee or any other person obligated with respect to the Lease or from any collateral for the Lease until the obligations under the Lease have been fully
5. The undersigned shall be and remain liable for any deficiency following foreclosure of any mortgage or security interest securing the Lease whether or not the liability of Lessee under the Lease is discharged by such foreclosure.
6. The undersigned shall be and remain liable for any deficiency following the initiation of bankruptcy or other insolvency actions affecting the Lease or the Lessee, whether or not the liability of the Lessee is discharged in whole or in part by such action.
7. The undersigned agrees to pay all costs, expenses and attorneys' fees paid or incurred by Lessor in endeavoring to enforce the Lease and this Guaranty.
8. If any payment from the Lessee or anyone else is applied to the Lease and is thereafter set aside, recovered, rescinded, or required to be returned for any reason (including as a preference in the bankruptcy of Lessee), the obligations under the Lease to which such payment was applied for purposes of this Guaranty be deemed to have continued in existence notwithstanding such application, and this guaranty shall be as to such obligations as fully as if such applications had never been made.
9. If more than one person signs this Guaranty, then the liability of the undersigned hereunder shall be joint and several, and this Guaranty shall be enforceable in full against each of the undersigned.
10. This Guaranty shall be binding upon the estate, heirs, successors and assigns of the undersigned, and shall inure to the benefit of the successors and assigns of Lessor.
11. THE LEASE FOR WHICH THIS PERSONAL GUARANTY IS GIVEN WAS MADE IN THE STATE OF MINNESOTA (BY LESSOR HAVING COUNTERSIGNED IT IN MARSHALL, MINNESOTA) AND IS TO BE PERFORMED IN THE STATE OF MINNESOTA BY REASON OF THE PAYMENTS REQUIRED TO BE MADE TO LESSOR IN MINNESOTA. THIS PERSONAL GUARANTY SHALL IN ALL RESPECTS BE INTERPRETED, AND ALL TRANSACTIONS HEREUNDER AND ALL RIGHTS AND LIABILITIES OF THE PARTIES HERETO SHALL BE DETERMINED AND GOVERNED AS TO VALIDITY, INTERPRETATION, ENFORCEMENT AND EFFECT BY THE LAWS OF THE STATE OF MINNESOTA, EXCEPT FOR LOCAL RECORDING STATUES.

X PERSONAL GUARANTOR'S INITIALS: MCS

Dated 6/16/05, ______.

MICHAEL C SHORES
Name of Guarantor

X [signature]
Signature MICHAEL C SHORES

x 1104 W. LOUISIANA
Home Address

x ______
Street

x McKINNEY 75069
City/State Zip Code

0409

DELIVERY AND ACCEPTANCE CERTIFICATE

LESSOR: US BANCORP MANIFEST FUNDING SERVICES
1450 CHANNEL PKWY
MARSHALL MN 56258

LEASE # 517984 BETWEEN
US BANCORP MANIFEST FUNDING SERVICES, LESSOR,
AND TEXAS PROTOTYPES INC, LESSEE.

THE UNDERSIGNED HEREBY CERTIFIES THAT ALL THE EQUIPMENT DESCRIBED IN THE EQUIPMENT LEASE HAS BEEN FURNISHED, THAT DELIVERY AND INSTALLATION OF THIS EQUIPMENT HAS BEEN FULLY COMPLETED AS REQUIRED, WITH THE DELIVERY DATE BEING THE DATE OF THIS CERTIFICATE, AND THAT IT HAS BEEN ACCEPTED BY THE UNDERSIGNED AS SATISFACTORY. FURTHER, ALL CONDITIONS AND TERMS OF SAID EQUIPMENT LEASE HAVE BEEN REVIEWED AND ACKNOWLEDGED.

YOUR ACCEPTANCE OF DELIVERY MAY BE VERIFIED BY A PHONE AUDIT WITHIN THE NEXT THREE DAYS. PLEASE LIST THE PHONE NUMBERS IN WHICH YOU MAY BE REACHED DURING THIS TIME

OFFICE TELEPHONE: __________
HOME TELEPHONE: __________
MOBILE TELEPHONE: __________
FAX TELEPHONE: __________
OTHER TELEPHONE: __________

____
DATE OF DELIVERY

TEXAS PROTOTYPES INC
LESSEE

X [signature]
SIGNATURE MICHAEL C SHORES

CEO
TITLE

0317

LEASE SCHEDULE "A"

LEASE # 517984

This Equipment Schedule "A" is to be attached to and become part of that Schedule of Leased Equipment dated ______

______, 20 ______ by and between the undersigned and

US BANCORP MANIFEST FUNDING SERVICES (Lessor),

QTY	DESCRIPTION	MODEL NO.	SERIAL NO.
	Vendor: 3SAE TECHNOLOGIES, INC. 318 SEABOARD LANE FRANKLIN TN 37067		
1	FSU POWER SUPPLY AND BATTERY	NKY-101-25R1	
1	ERICSSON FSU TOOL KIT		
1	ERICSSON ELECTRODES FOR FSU	NKY-101-70R2	
1	FIBER HOLDER (FSU) 250UM RIGHT	AFO-10134R1	
1	FIBER HOLDER (FSU) 250UM LEFT	AFO10131R1	
1	FIBER HOLDER (FSU) 400UM LEFT	AFO10132R1	
1	FIBER HOLDER (FSU) 400UM RIGHT	AFO10135R1	
1	VIDEO BOARD, COMPLETE, 995	ROA-117-8428R1	
1	PM ROTATOR LEFT COMPLETE	SXK-110-1320R1	
1	MIRROR 1	SXA-113-5312R1	
1	LENS TUBE UPPER, COMPLETE FOR SONY CAMERA	SXK-110-1070R1	
1	ERICSSON ELECTRODES FOR FSU (1 PAIR)	NKY-101-70R2	
1	3SAE AUTOPREP II-AUTOMATED STRIP CLEAN AND CLEAVE	3SAE-APII 001	
1	FIBER HOLDER ADAPTOR FOR AUTOPREP II	APII-001-AFL	
4	(REFURBISHED) ERICSSON FSU 995FA SPLICER	NKA-101-2901R1	

This Equipment Schedule "A" is hereby verified as correct by the undersigned Lessee, who acknowledges receipt of a copy.

Lessee: TEXAS PROTOTYPES INC

Signature: X [signature]

MICHAEL C SHORES

Title: CEO